Exhibit (10)(iii)(A)(4.1)

AMENDMENT TO BROADWING INC.

EXECUTIVE DEFERRED COMPENSATION PLAN

The Broadwing Inc. Executive Deferred Compensation Plan (the “Plan”) is hereby amended, effective as of May 27, 2003 and in order to reflect the change in the name of the sponsor of the Plan from Broadwing Inc. to Cincinnati Bell Inc., in the following respects.

1.      The name of the Plan is amended to be the “Cincinnati Bell Inc. Executive Deferred Compensation Plan”.

2.      Section 1.1 of the Plan is amended in its entirety to read as follows:

1.1      Name. The plan set forth herein shall be known as the Cincinnati Bell Inc. Executive Deferred Compensation Plan (for purposes of this entire document, the “Plan”).

3.      The reference in Section 1.2 of the Plan to “Broadwing Inc.” is amended to be a reference to “Cincinnati Bell”.

4.      Section 2.1.3 of the Plan is amended in its entirety to read as follows:

2.1.3      “Cincinnati Bell” means Cincinnati Bell Inc. (which corporation was named Broadwing Inc. from April 20, 2000 to May 27, 2003) or any corporate successor thereto.

5.      Section 2.1.4 of the Plan is amended in its entirety to read as follows:

2.1.4      “Cincinnati Bell Shares” means common shares of the Cincinnati Bell.

6.      Each reference in the Plan to “Broadwing”, “Broadwing Shares”, or “Broadwing Share” is amended to be a reference to “Cincinnati Bell”, “Cincinnati Bell Shares”, or “Cincinnati Bell Share”, respectively.

IN ORDER TO EFFECT THE FOREGOING CHANGES TO THE PLAN, the Plan’s sponsor, Cincinnati Bell Inc., has caused its name to be subscribed to this Plan amendment.

CINCINNATI BELL INC.

By :	/s/ Christopher J. Wilson
Title :	V.P. and General Counsel
Date :	8-15-03